UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2018

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-35737 (Commission File Number)	94-3306718 (IRS Employer Identification No.)

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

Convertible Note Issued for Loan Made By Chief Executive Officer

As previously announced, on April 26, 2018, Northwest Biotherapeutics, Inc. (the “Company”) and its Chief Executive Officer, Linda F. Powers, entered into a note and loan agreement for an additional loan of $1.0 million by Ms. Powers to the Company on the same terms as her prior funding, as previously reported in the Company’s Current Report on Form 8-K filed on March 20, 2018. The note is convertible into Series B Preferred Stock at $2.30 per share (with each share of Series B Preferred Stock convertible into ten shares of common stock at $0.23 per share), and Class D-2 Warrants exercisable for an equal number of shares of common stock at $0.30 per share (the “Note”), with warrants on half of the Note repayment amount due and issuable when the loan was provided, and warrants on half of the Note repayment amount due on a proportional basis in the event of conversion of some or all of the Note. The Note bears interest at a rate of 10% per annum, and is repayable upon 15 days’ notice from the holder (and no later than five years from the date of the Note).

With this additional loan of $1 million, Ms. Powers’ funding to the Company has increased to a total of $5.4 million this year to date.

The convertible note was issued pursuant to the exemption from the registration requirements afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and any issuances upon conversion of the Series B Preferred Stock will be issued pursuant to the exemption from the registration requirements afforded by Section 3(a)(9) of the Securities Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained below in Item 5.03 is hereby incorporated by reference in this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 2, 2018, the Company filed a Certificate of Amendment of its Seventh Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of the State of Delaware, which effected an increase in the Company’s authorized shares of common stock, from 450,000,000 to 1,200,000,000, par value $0.001 per share and an increase in the Company’s authorized shares of preferred stock from 40,000,000 to 100,000,000, par value $0.001 per share. The foregoing description is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of stockholders on April 27, 2018 (the “Special Meeting”), at which a quorum was present. At the Special Meeting, the stockholders voted on three matters: (i) approval of an amendment to the Certificate of Incorporation, to increase the authorized shares of common stock, from 450,000,000 to 1,200,000,000, par value $0.001 per share (the “Common Stock Increase Amendment”), (ii) approval of an amendment to the Certificate of Incorporation, to increase the authorized shares of preferred stock, from 40,000,000 to 100,000,000, par value $0.001 per share (the “Preferred Stock Increase Amendment”) and (iii) approval of stock option awards to the independent members of the Company’s Board of Directors.

Proposal No. 1. Approval of the Common Stock Increase Amendment.

The common stockholders approved the Common Stock Increase Amendment at the Special Meeting as follows:

	For	Against	Abstained	Broker Non-Votes
Common Stock Increase Amendment	245,267,573	11,699,346	25,836,335	40,000

In addition, 131,821,934 shares of common stock were not represented at the meeting in person or by proxy. As noted in the proxy statement for the Special Meeting, since the approval of this Proposal required a majority of all of the shares outstanding (rather than a majority of the shares voted) these absent shares had the same effect as votes against the Proposal.

Proposal No. 2. Approval of the Preferred Stock Increase Amendment.

The preferred stockholders, voting as a separate class, approved the Preferred Stock Increase Amendment at the Special Meeting as follows:

	For	Against	Abstained	Broker Non-Votes
Preferred Stock Increase Amendment	97,284,967	0	0	0

The common and preferred stockholders, voting as a single class, approved the Preferred Stock Increase Amendment at the Special Meeting as follows:

	For	Against	Abstained	Broker Non-Votes
Preferred Stock Increase Amendment	327,025,901	27,266,121	25,796,199	40,000

In addition, 131,821,934 shares of common stock were not represented at the meeting in person or by proxy. As noted in the proxy statement for the Special Meeting, since the approval of this Proposal required a majority of all of the shares outstanding (rather than a majority of the shares voted) these absent shares had the same effect as votes against the proposal.

Proposal No. 3. Approval of the Option Awards to the Independent Directors.

The common and preferred stockholders, voting as a single class, approved the option awards to the independent members of the Company’s Board of Directors at the Special Meeting as follows:

	For	Against	Abstained	Broker Non-Votes
Option Awards to Independent Directors	321,886,756	31,807,105	26,434,360	0

In addition, 131,821,934 shares of common stock were not represented at the meeting in person or by proxy. As noted in the proxy statement for the Special Meeting, since the approval of this Proposal required a majority of all of the shares outstanding (rather than a majority of the shares voted) these absent shares had the same effect as votes against the proposal.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Seventh Amended and Restated Certificate of Incorporation of Northwest Biotherapeutics, Inc., filed on May 2, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: May 2, 2018	By:	/s/ Linda Powers
	Name:	Linda Powers
	Title:	Chief Executive Officer and Chairman